EXHIBIT 10.3

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES PURCHASE AGREEMENT (AS DEFINED).

WB- ______________

NEXTFIT, INC.

SERIES B WARRANT TO PURCHASE ______________ SHARES OF

COMMON STOCK, PAR VALUE $0.001 PER SHARE

FOR VALUE RECEIVED, _________________/or its nominees (“Warrantholder”), is entitled to purchase, subject to the provisions of this Series B Warrant (the “Warrant”), from NextFit, Inc., a Nevada corporation (“Company”), at any time prior to 5:00 P.M., Salt Lake City time on _______________________, 2012 at an exercise price per share equal of $.60, _____________ shares (“Warrant Shares”) of the Company’s Common Stock, par value $0.001 per share (“Common Stock”). The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein. This Warrant is one of a series of Warrants of like tenor issued pursuant to the Amended Private Placement Memorandum dated March 30, 2009 and associated Subscription Agreements (collectively the Offering Documents”). The term “Warrant Price” means the lesser of (i) $.60, subject to adjustment as provided in Section 8 herein and (ii) the Next Round Value (as defined). The term “Next Round Value” means the per share dollar value of the securities issued by the Company in the first private placement that is effected after the Closing, such dollar value to be equal to a fraction, the numerator of which is the aggregate purchase price of the securities sold and thereafter sellable in such private placement and the denominator of which is the number of shares of Common Stock (including and after giving effect to the shares of Common Stock issuable upon exercise or conversion of the securities issued or issuable in such private placement, determined as of the date of the closing of such private placement), issued in such private placement. Capitalized terms used herein have the respective meanings ascribed thereto in the Offering Documents unless otherwise defined herein.

Section 1.

Registration. The Company shall maintain books for the transfer and registration of the Warrant. Upon the initial issuance of this Warrant, the Company shall issue and register on the Company’s transfer records the Warrant in the name of the Warrantholder.

Section 2.

Transfers. Subject to compliance with the restrictions imposed by the Purchase Agreement, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender hereof for transfer, properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company.

Section 3.

Exercise of Warrant; Limitations on Exercise. (a) Subject to the provisions hereof, the Warrantholder may exercise this Warrant, in whole or in part, at any time prior to its expiration upon surrender of the Warrant, together with delivery of a duly executed Warrant exercise form, in the form attached hereto as “Appendix A” (the “Exercise Agreement”) and payment by cash, certified check or wire transfer of funds of the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any business day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the Warrantholder). The Warrant Shares so purchased shall be deemed to be issued to the Warrantholder or the Warrantholder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or the date evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company has been provided to the Company), the Warrant Price shall have been paid and the completed Exercise Agreement shall have been delivered. Certificates for the Warrant Shares so purchased shall be delivered to the Warrantholder within a reasonable time, not exceeding thirty Days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the Warrantholder and shall be issued in the name of the Warrantholder or such other name as shall be designated by the Warrantholder, as specified in the Exercise Agreement. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Warrantholder a new Warrant representing the right to purchase the number of shares with respect to which this Warrant shall not then have been exercised. Each exercise hereof shall constitute the re-affirmation by the Warrantholder that the representations and warranties contained in the Subscription Agreement are true and correct in all respects (except for representations and warranties which are qualified as to materiality which shall, as reaffirmed herein, be deemed to be true and correct in all material respects) with respect to the Warrantholder as of the time of such exercise.

(b) Notwithstanding anything in this Warrant to the contrary, in no event shall the Warrantholder be entitled to exercise a number of Warrants (or portions thereof) in excess of the number of Warrants (or portions thereof) upon exercise of which the sum of (i) the number of shares of Common Stock beneficially owned by the Warrantholder and its Affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised Warrants and the unexercised or unconverted portion of any other securities of the Company (subject to a limitation on conversion or exercise analogous to the limitation contained herein) and (ii) the number of shares of Common Stock issuable upon exercise of the Warrants (or portions thereof) with respect to which the determination described herein is being made, would result in beneficial ownership by the Warrantholder and its Affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder, except as otherwise provided in clause (i) of the preceding sentence. Notwithstanding anything to the contrary contained herein, the limitation on exercise of this Warrant may be waived by written agreement between the Warrantholder and the Company; provided, however, such waiver may not be effective less than sixty-one (61) days from the date thereof.

Section 4.

Compliance with the Securities Act of 1933. Except as provided in the Offering Documents , the Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant, and a similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.

Section 5.

Payment of Taxes. The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the Warrantholder in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company’s reasonable satisfaction that such tax has been paid. The Warrantholder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.

Section 6.

Mutilated or Missing Warrants. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon surrender and cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Company.

Section 7.

Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall from time to time equal the number of shares sufficient to permit the exercise of the Warrants in accordance with their respective terms. The Company agrees that all Warrant Shares issued upon due exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company.

Section 8.

Adjustments. Subject and pursuant to the provisions of this Section 8, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

(a)

If the Company shall, at any time or from time to time while this Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then (i) the Warrant Price in effect immediately prior to the date on which such change shall become effective shall be adjusted by multiplying such Warrant Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such change and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such change and (ii) the number of Warrant Shares purchasable upon exercise of this Warrant shall be adjusted by multiplying the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior to the date on which such change shall become effective by a fraction, the numerator of which is shall be the Warrant Price in effect immediately prior to the date on which such change shall become effective and the denominator of which shall be the Warrant Price in effect immediately after giving effect to such change, calculated in accordance with clause (i) above. Such adjustments shall be made successively whenever any event listed above shall occur.

merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Warrantholder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Warrantholder, at the last address of the Warrantholder appearing on the books of the Company, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Warrantholder may be entitled to purchase, and the other obligations under this Warrant. The provisions of this paragraph (b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

(c)

In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 8(a)), or subscription rights or warrants, the Warrant Price to be in effect after such payment date shall be determined by multiplying the Warrant Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price (as defined below) per share of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Company’s Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock immediately prior to such payment date. “Market Price” as of a particular date (the “Valuation Date”) shall mean the following: (a) if the Common Stock is then listed on a national stock exchange, the closing sale price of one share of Common Stock on such exchange on the last trading day prior to the Valuation Date; (b) if the Common Stock is then quoted on The Nasdaq Stock Market, Inc. (“Nasdaq”), the OTC Bulletin Board (the “Bulletin Board”) or such similar quotation system or association, the closing sale price of one share of Common Stock on Nasdaq, the Bulletin Board or such other quotation system or association on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low asked price quoted thereon on the last trading day prior to the Valuation Date; or (c) if the Common Stock is not then listed on a national stock exchange or quoted on Nasdaq, the Bulletin Board or such other quotation system or association, the fair market value of one share of Common Stock as of the Valuation Date, as determined in good faith by the Board of Directors of the Company and the Warrantholder. If the Common Stock is not then listed on a national securities exchange, Nasdaq the Bulletin Board or such other quotation system or association, the Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Warrantholder prior to the exercise hereunder as to the fair market value of a share of Common Stock as determined by the Board of Directors of the Company. In the event that the Board of Directors of the Company and the Warrantholder are unable to agree upon the fair market value in respect of subpart (c) of this paragraph, the Company and the Warrantholder shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne equally by the Company and the Warrantholder. Such adjustment shall be made successively whenever such a payment date is fixed.

(d)

An adjustment to the Warrant Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

(e)

In the event that, as a result of an adjustment made pursuant to this Section 8, the Warrantholder shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

(f)

To the extent permitted by applicable law and the listing requirements of any stock market or exchange on which the Common Stock is then listed, the Company from time to time may decrease the Warrant Price by any amount for any period of time if the period is at least twenty (20) days, the decrease is irrevocable during the period and the Board shall have made a determination that such decrease would be in the best interests of the Company, which determination shall be conclusive. Whenever the Warrant Price is decreased pursuant to the preceding sentence, the Company shall provide written notice thereof to the Warrantholder at least five (5) days prior to the date the decreased Warrant Price takes effect, and such notice shall state the decreased Warrant Price and the period during which it will be in effect.

Section 9.

Fractional Interest. The Company shall not be required to issue fractions of Warrant Shares upon the exercise of this Warrant. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 9, be deliverable upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the exercising Warrantholder an amount in cash equal to the Market Price of such fractional share of Common Stock on the date of exercise.

Section 10.

Benefits. Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

Section 11.

Notices to Warrantholder. Upon the happening of any event requiring an adjustment of the Warrant Price, the Company shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

Section 12.

Identity of Transfer Agent. The Transfer Agent for the Common Stock is Interwest Transfer Company, Inc. Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company’s capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will mail to the Warrantholder a statement setting forth the name and address of such transfer agent.

Section 13.

Notices. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or facsimile, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one business day after delivery to such carrier. All notices shall be addressed as follows: if to the Warrantholder, at its address as set forth in the Company’s books and records and, if to the Company, at the address as follows, or at such other address as the Warrantholder or the Company may designate by ten days’ advance written notice to the other:

If to the Company:

NextFit, Inc.

235 West Sego Lily Drive

Second Floor

Sandy, UT 84070

Fax: (801) 990-1995

Attn: Teri Sundh

With a copy to:

Cletha Walstrand, Esquire

1322 West Pachua Circle

Ivins, UT 84738Fax: (435) 688-7318

Section 14.

Call Provision.

(a)

In the event that the closing price of a share of Common Stock as traded on the Over-the-Counter Bulletin Board (or such other exchange or stock market on which the Common Stock may then be listed or quoted) equals or exceeds 200% of the Warrant Price then in effect (appropriately adjusted for any stock split, reverse stock split, stock dividend or other reclassification or combination of the Common Stock occurring after the date hereof) during which the shares of Common Stock initially issued pursuant to the Offering have been tradable under the exemption provided by Rule 144 for at least (1) one year (the “Trading Condition”), the Company, upon sixty (60) days prior written notice (the “Notice Period”) given to the Warrantholder, may call this Warrant at a redemption price equal to $0.01 per share of Common Stock then purchasable pursuant to this Warrant; provided that (i) the Company simultaneously calls all of the Series B Warrants on the same terms, and (ii) this Warrant is fully exercisable for the full amount of Warrant Shares covered hereby. Notwithstanding any such notice by the Company, the Warrantholder shall have the right to exercise all, but not less than all, of this Warrant prior to the end of the Notice Period.

Section 15.

Successors. All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

Section 16.

Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of Utah, without reference to the choice of law provisions thereof. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of Utah located in Salt Lake County and the United States District Court located in Salt Lake City for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE WARRANTHOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

Section 17.

No Rights as Stockholder. Prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a stockholder of the Company by virtue of its ownership of this Warrant.

Section 18.

Amendment; Waiver. Any term of this Warrant may be amended or waived (including the adjustment provisions included in Section 8 of this Warrant) upon the written consent of the Company and the holders of Series B Warrants representing at least 50% of the number of shares of Common Stock then subject to all outstanding Series B Warrants (the “Majority Holders”); provided, that (x) any such amendment or waiver must apply to all Series B Warrants; and (y) the number of Warrant Shares subject to this Warrant, the Warrant Price and the Expiration Date may not be amended, and the right to exercise this Warrant may not be altered or waived in any manner adverse to the Warrantholder, without the written consent of the Warrantholder.

Section 19.

Section Headings. The section headings in this Warrant are for the convenience of the Company and the Warrantholder and in no way alter, modify, amend, limit or restrict the provisions hereof.

[ SIGNATURE PAGE TO FOLLOW ]

IN WITNESS WHEREOF, the Company has caused this Series B Warrant to be duly executed as of the ______ day of __________________ 2009.

NEXTFIT, INC.

By:_________________________________

Teri Sundh, Chief Executive Officer

APPENDIX A

NEXTFIT, INC.

WARRANT EXERCISE FORM

To: NextFit, Inc.:

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant (“Warrant”) for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant, _______________ shares of Common Stock (“Warrant Shares”) provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

__________________________________________________

Name

__________________________________________________

Address

__________________________________________________

City, State Zip

________________________________

Federal Tax ID or Social Security No.

and delivered by:

certified mail to the above address, or

electronically (provide DWAC

Instructions:___________________), or

other (specify):

__________________________________________).

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned’s Assignee as below indicated and delivered to the address stated below.

Dated: ________________________, _______

Note: The signature must correspond with the name of the Warrantholder as written on the first page of the Warrant in every particular, without alteration or enlargement or any change whatever, unless the Warrant has been assigned.

Signature:

Name (please print)

Address

City, State Zip

Federal Identification or
Social Security

Assignee: